UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2001


                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         1-10920                                    02-0451017
   (Commission File No.)                 (IRS Employer Identification No.)


One Liberty Lane, Hampton, New Hampshire              03842
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (603) 926-5911


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5.   Other Events.

          Fisher Scientific International Inc. (the "Company") issued a press release announcing the financial results for the quarter ended March 31, 2001. A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  The following document is filed as an exhibit hereto:

          99.1     Press Release issued by the Company, dated April 26, 2001.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FISHER SCIENTIFIC INTERNATIONAL INC.

                                    By:     /s/ Todd M. DuChene
                                          ------------------------------------
                                    Name:  Todd M. DuChene
                                    Title: Vice President, General Counsel
                                             and Secretary


Date:  April 26, 2001